EXHIBIT 99.3

McGladrey & Pullen

Certified Public Accountants

November 16, 2007

Securities & Exchange Commission

Washington, D.C. 20549

Re:  Meta Financial Group, Inc

        Commission File Number 0-22140

        Form 8-K Dated November 13, 2007

Gentlemen:

We have read the Registrant’s disclosure contained in item 4.02 of the above referenced form 8-K and agree with the statements made by the Registrant.

/s/ McGladrey & Pullen, LLP

McGladrey & Pullen, LLP is a member firm of RSM International —

an affiliation of separate and independent legal entities